U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 14, 2003

SAN Holdings, Inc.
Exact Name of Registrant as Specified in its Charter

Colorado	84-0907969
(State of incorporation)	(I.R.S. Employer Identification No.)

Commission File Number 0-16423

900 West Castleton Road, Suite 210, Castle Rock, CO 80104
Address of Principal Executive Office, Including Zip Code

(303) 660-4633
Registrant’s Telephone Number, Including Area Code

Item 7. Financial Statements and Exhibits

        (c) Exhibits. The exhibits listed below are filed with this report.

99.1	Press Release dated August 14, 2003, titled “Storage Area Networks Announces Preliminary Results For Second Quarter 2003.”

Item 9. Regulation FD Disclosure.

On August 14, 2003 SAN Holdings, Inc.  issued a press release titled ‘Storage Area Networks Announces Preliminary Results For Second Quarter 2003." The press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Note: Information in this report, including the exhibit, furnished pursuant to Item 9 and Item 12 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is disclosed pursuant to those Items.

Item 12, Results of Operations and Financial Condition.

On August 14, 2003 SAN Holdings, Inc.  issued a press release titled ‘Storage Area Networks Announces Preliminary Results For Second Quarter 2003." The press release is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 14, 2003	SAN HOLDINGS, INC. By: /s/ Hugh A. O’Reilly Hugh A. O’Reilly Senior Vice President and CFO